Exhibit 10.1

                     AMENDMENT NO.4 TO THE CREDIT AGREEMENT

                         Dated as of September 23, 2005

         AMENDMENT NO.4 TO THE CREDIT AGREEMENT among PAXAR CORPORATION, a New York corporation ("Paxar"), the other Borrowers party thereto, the Lender Parties party thereto, BANK OF AMERICA, NA. (successor by merger to Fleet National Bank) ("Bank of America"), as Administrative Agent (in such capacity, the "Agent"), Initial Issuing Bank and Swing Line Bank, SunTrust Bank ("SunTrust"), as Syndication Agent and HSBC Bank USA, as Documentation Agent.

         PRELIMINARY STATEMENTS

         (1) Paxar, the other Borrowers, the Lender Parties and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of September 24, 2002 (as amended by Amendment No. 1 to the Credit Agreement and Letter Waiver dated as of December 16, 2003, Amendment and Waiver No. 2 to the Credit Agreement dated as of February 11, 2004 and Amendment No. 3 to the Credit Agreement dated as of March 10, 2004, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.


         (2) Paxar has requested that the Lenders agree to amend the Credit Agreement to extend the Termination Date to December 31, 2005 (the "Extension").

         (5) The Lenders are, on the terms and conditions stated below, willing to grant Par's request and Paxar and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. Amendment to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, hereby amended by amending the definition of "Termination Date" set for in Section 1.01 thereof in its entirety to read as follows:

         " "Termination Date" means the earlier of December 31, 2005 and the date of termination in whole of the Commitments pursuant to Section 2.06 or 6.01."

         SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the following conditions are satisfied:

         (a) The Agent shall have received

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         (i)  counterparts  of this Amendment  executed by Paxar and each of the
Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment;

         (ii) the consent attached hereto executed by each Subsidiary Guarantor; and

         (iii) certified copies of the resolutions of the Board of Directors or equivalent governing body of each of Paxar, Paxar Central Europe GmbH and Paxar U.K., Ltd., evidencing approval of this Amendment and all matters and transactions contemplated hereby; and

         (b) (i) The representations and warranties contained in Section 4.01 of the Credit Agreement are true and correct on and as of the date of the Extension as though made on and as of such date, other than any representations and warranties that, by their terms, refer to a specific date other than the date of the Extension, in which case, on and as of such specific date and (ii) no event shall have occurred and be continuing, or would result from the Extension, that constitutes a Default; and the Agent shall have received a certificate of a duly authorized officer of Paxar as to the satisfaction of the conditions set forth in clauses (i) and (ii).

         (c) Paxar shall have paid all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent).

This Amendment is subject to the provisions of Section 9.03 of the Credit Agreement.

         SECTION 3. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", 'thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender Party or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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         SECTION 5.  Governing  Law.  This  Amendment  shall be governed by, and construed in accordance with, the laws of the State of New York.


                                   SIGNATURES


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                PAXAR CORPORATION

                By______________________________________________________

                        Title:



                BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank}, as Administrative Agent and as Lender

                By______________________________________________________

                        Title:



                SUNTRUST BANK, as Lender

                By______________________________________________________

                        Title:



                HSBC BANK USA, as Lender

                By______________________________________________________

                        Title:



                ABN AMRO BANK N.V., as Lender

                By______________________________________________________

                        Title:



                THE BANK OF NEW YORK, as Lender

                By______________________________________________________

                        Title:

                                    CONSENT

                                          Dated as of September 23, 2005

         Each of the undersigned, as Subsidiary Guarantor under the Subsidiary Guaranty dated March 3, 1997 (as supplemented by the Guaranty Supplement dated as of September 24, 2002 and as otherwise supplemented through the date hereof, the "Subsidiary Guaranty") in favor of the agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.



                                          PAXAR AMERICAS, INC.

                                          By /s/ Robert S. Stone
                                             -----------------------------------
                                             Robert S. Stone, Vice President


                                          PAXAR CAPITAL CORPORATION

                                          By /s/ Robert S. Stone
                                             -----------------------------------
                                             Robert S. Stone, Vice President


                                          PAXAR INTERNATIONAL HOLDINGS, INC.

                                          By /s/ Robert S. Stone
                                             -----------------------------------
                                             Robert S. Stone, Vice President